NICHOLAS  I  APPLEGATE ® Institutional Funds

Supplement to Class I, II, III, IV & R Shares Prospectuses and
Statement of Additional Information dated July 31, 2006, as amended
August 28, 2006

December 15, 2006

The following information updates the “Portfolio Management” section as follows:

Vincent Willyard, CFA assumes Lead Portfolio Manager responsibilities for the day-to-day management of the International Growth Fund (the “Fund”) replacing Linda Ba. Biographical information regarding Mr. Willyard follows:

VINCENT WILLYARD, CFA

MANAGING DIRECTOR

LEAD PORTFOLIO MANAGER – INTERNATIONAL GROWTH FUND

Joined firm in 2005, previously portfolio manager of Duncan-Hurst Capital Management’s International Growth Equity and International Small-Cap Growth Equity strategies (1998-2005); over 10 years prior experience with Duncan-Hurst Capital Management and Fidelity Investment Advisors Group

M.B.A—Northeastern University

B.A.—UCLA

Mr. Willyard does not beneficially hold any securities of the Fund as of the date of this supplement.